SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 22, 2004

Date of Report (Date of earliest event reported)

  Hotel Outsource Management International, Inc.

  (Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393

(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York 10005	08701

(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Item 4- Changes in Registrant’s Certifying Accountant

(a)	Resignation of Staley, Okada & Partners

(i)	On November 20, 2004, Staley, Okada & Partners, Chartered Accountant resigned as independent auditors of Hotel Outsource Management International, Inc.

(ii)	During HOMI’s fiscal year ended December 31, 2003, and interim periods September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, there have been no disagreements with Staley, Okada & Partners on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Staley, Okada & Partners, would have caused Staley, Okada & Partners to make reference to such matter in connection with its report.

(iii)	The resignation of Staley, Okada & Partners was accepted by the Board of Directors of the Company on December 10, 2004.

(iv)	There were no disagreements with Staley, Okada & Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Staley, Okada’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)	Staley, Okada & Partners’ report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Hotel Outsource Management International, Inc. has furnished Staley, Okada & Partners with a copy of the foregoing disclosure and requested Staley, Okada & Partners to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Staley, Okada & Partners to the Securities and Exchange Commission, dated December 17, 2004, is attached as an exhibit hereto.

(b)	Hiring of Kingery & Crouse, P.A.

On December 10, 2004, the Board of Directors of Hotel Outsource Management International, Inc. approved the engagement of Kingery & Crouse, P.A. as HOMI’s independent public accountants for its fiscal year ending December 31, 2004. This decision was finalized between Hotel Outsource Management International, Inc. and Kingery & Crouse, P.A. on December 17, 2004. During Hotel Outsource Management International, Inc.’s two most recent fiscal years ended December 31, 2003 and 2002, and interim period subsequent to December 31, 2003, Hotel Outsource Management International, Inc. has not consulted with Kingery & Crouse on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with Hotel Outsource Management International, Inc.’s former auditor.

EXHIBIT    DESCRIPTION
NUMBER
     16     Letter from Staley, Okada & Partners to the Securities and Exchange Commission,
                              dated December 20,   2004.

ITEM 7. EXHIBITS

STALEY, OKADA & PARTNERS

December 20, 2004

United States Securities and Exchange Commission
Washington, D.C. 20549

Re: Hotel Outsource Management International, Inc.

To Whom It May Concern:

This is to confirm that our resignation as auditor of Hotel Outsource Management International Inc.’s financial statements is not due to any disagreements on any matter, transaction or event, with respect to accounting principals or practices, financial statements, disclosure or auditing scope or procedure at any time during our engagement as auditor of Hotel Outsource Management International Inc.’s financial statements.

None of our reports on the financial statements contain an adverse opinion or disclaimer of opinion, nor was any financial statement qualified or modified as to uncertainty, audit scope, or accounting principals.

We understand this letter will be field as an exhibit to Hotel Outsource Management International Inc.’s report on Form 8-K.

Sincerely Yours,

/s/ Staley, Okada & Partners
Staley, Okada & Partners

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

December 22, 2004	Hotel Outsource Management International, Inc.

By: /s/ Jacob Ronnel
Name: Jacob Ronnel
Title: President and Chief Executive Office